Exhibit 10.2

PAULA T. DOW

Attorney General of New Jersey

Attorney for the State of New Jersey

Department of Law and Public Safety

David L. Rebuck, Acting Director

Division of Gaming Enforcement

140 E. Front Street

Trenton, New Jersey 08625

By:	George N. Rover, Assistant Attorney General
(609) 292-0282

FOX ROTHSCHILD LLP

Midtown Building, Suite 400

1301 Atlantic Avenue

Atlantic City, NJ 08401-7212

Attorneys for MGM Resorts International

By:	Nicholas Casiello, Jr., Esq.
Patrick Madamba, Jr., Esq.

Brian A. Larson

Executive Vice President, Secretary and General Counsel

Boyd Gaming Corporation

3883 Howard Hughes Parkway

Ninth Floor

Las Vegas, Nevada 89169

(702) 792-7200

Joseph A. Corbo, Esquire

Vice President and General Counsel

Marina District Development Company, LLC

d/b/a Borgata Hotel Casino & Spa

1 Borgata Way

Atlantic City, New Jersey 08401

(609) 317-7007

IN THE MATTER OF THE REOPENED 2005 CASINO LICENSE HEARING OF MARINA DISTRICT DEVELOPMENT COMPANY, LLC	:	FIRST AMENDMENT TO STIPULATION OF SETTLEMENT
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This First Amendment To Stipulation Of Settlement (this “First Amendment”) having been discussed by and between the parties involved, Paula T. Dow, Attorney General of New Jersey, attorney for State of New Jersey, Department of Law and Public Safety, Division of Gaming Enforcement (the “Division”), David L. Rebuck, Acting Director, by George N. Rover, Assistant Attorney General, Fox Rothschild LLP by Nicholas Casiello, Jr., Esq. and Patrick Madamba, Jr., Esq., attorneys for MGM Resorts International (formerly, MGM MIRAGE) (“MGM”), Boyd Gaming Corporation (“Boyd”), by Brian A. Larson, its Executive Vice President, Secretary and General Counsel, and Marina District Development Company, LLC (“MDDC”), by Joseph A. Corbo, its Vice President and General Counsel, the following has been agreed upon and stipulated to by the parties:

BACKGROUND:

A.        On May 18, 2009, the Division filed a report with the Casino Control Commission (the “Commission”) captioned Special Report of the Division of Gaming Enforcement to the Casino Control Commission on Its Investigation of MGM MIRAGE’s Joint Venture with Pansy Ho in Macau, Special Administrative Region, People’s Republic of China (the “Special Report”).

B.        MGM and the Division agreed to settle and resolve the issues raised in the Special Report and, in connection therewith: (i) a Stipulation of Settlement dated March 11, 2010 was entered into by and between the Division and MGM (with Boyd, Boyd Atlantic City, Inc., Marina District Development Holding Co., LLC and MDDC joining in paragraphs Z and CC only) (the “Stipulation”); and a Trust Agreement dated March 24, 2010 was entered into by and among MGM (for and on behalf of itself and MAC), the Division and the Trustee (the “Trust Agreement”).

C.        The Commission approved the Stipulation and Trust Agreement at its public meeting of March 17, 2010 as set forth in Commission Resolution No. 10-03-17-10.

D.        The Effective Date of the Trust Agreement is March 24, 2010.

E.        MGM, Boyd and MDDC desire to amend the Stipulation to extend the Divestiture Period from eighteen (18) months to thirty-six (36) months, and the Division has agreed to so amend the Stipulation, all as set forth in this First Amendment (and a First Amendment To Trust Agreement, the form of which is attached hereto as Exhibit A) to provide that the Divestiture Period be extended from September 24, 2011 to March 24, 2013.

F.        The term of the Trustee’s divestiture period shall remain unchanged and shall commence on March 24, 2013 and terminate on March 24, 2014.

TERMS OF FIRST AMENDMENT:

IT IS THEREFORE AND HEREBY consented to and agreed upon by the Division, MGM, Boyd and MDDC that the Stipulation is amended as follows:

1.        Paragraph D is amended in its entirety to read as follows:

“The Trust Agreement shall be in the form attached to the Stipulation as Exhibit A together with the First Amendment To Trust Agreement attached hereto as Exhibit A and made a part hereof.”

2.        Paragraph H is hereby amended as follows:

(a)	In the first sentence, deleting “thirty (30) months” and inserting in its place “forty-eight (48) months”; and

(b)	In the second sentence, deleting “eighteen (18) months” and inserting in its place “thirty-six (36) months”.

3.        Capitalized terms used herein but not specifically defined herein shall have the meanings given them in the Stipulation.

4.        This First Amendment may be executed in counterparts, each of which when executed and delivered shall be an original and all of which together will constitute the same First Amendment.

5.        Except as expressly herein amended, all terms and provisions of the Stipulation are hereby ratified and confirmed, and shall remain unmodified and in full force and effect.

6.        This First Amendment shall be final and binding upon the parties hereto only upon approval by the Commission.

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State of New Jersey, Department
of Law and Public Safety,
Division of Gaming Enforcement

Dated: 21 July 2011	By:	/s/ George N. Rover
George N. Rover
Assistant Attorney General

Fox Rothschild LLP

Dated: July 21, 2011	By:	/s/ Nicholas Casiello, Jr.
Nicholas Casiello, Jr., Esquire
Patrick Madamba, Jr., Esquire
Attorneys for MGM Resorts International

Marina District Development Company,
LLC d/b/a Borgata Hotel Casino & Spa

Dated: [not dated]	By:	/s/ Joseph A. Corbo, Jr.
Joseph A. Corbo, Jr., Esquire
Vice President and General Counsel

Boyd Gaming Corporation

Dated: July 22, 2011	By:	/s/ Brian A. Larson
Brian A. Larson
Executive Vice President, Secretary
and General Counsel